SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2005
         --------------------------------------------------------------

                             J & J SNACK FOODS CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                     0-14616                 22-1935537
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      (State or Other                 (Commission            (I.R.S. Employer
Jurisdiction of Organization)         File Number)          Identification No.)

                   6000 Central Highway, Pennsauken, NJ 08109
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (856) 665-9533

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneouusly satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the
     Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On May 26, 2005, the Company issued a press release announcing the declaration of a regular quarterly cash dividend of $.125 per share of common stock.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number                         Description of Document

99.1                                   Press Release dated May 26, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   J & J SNACK FOODS CORP.

                                   By:   /s/   Gerald B. Shreiber
                                         ------------------------

                                         Gerald B. Shreiber
                                         President


                                         /s/   Dennis G. Moore
                                         -----------------------

                                         Dennis G. Moore
                                         Chief Financial Officer

Date: May 26, 2005

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                                  EXHIBIT INDEX

Exhibit Number                        Description

99.1                                  Press Release dated May 26, 2005


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